UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-08759
Laudus Institutional Trust
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices)     (Zip code)
Marie Chandoha
Laudus Institutional Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: March 31
Date of reporting period: March 31, 2012

Item 1: Report(s) to Shareholders.

Annual Report March 31, 2012

COMMAND PERFORMANCETM

Laudus Mondrian Institutional Fundstm

Laudus Mondrian Institutional Emerging Markets Fund

Laudus Mondrian Institutional International Equity Fund

Adviser
Charles Schwab Investment Management, Inc.

Subadviser
Mondrian Investment Partners Limited

This page is intentionally left blank.

Laudus Mondrian Institutional Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Total Return for the Report Period

Laudus Mondrian Institutional Emerging Markets Fund (Ticker Symbol: LIEMX)[1]	-0.15%

MSCI Emerging Markets Index (Net)	-8.80%

Performance Details	pages 4-6

Laudus Mondrian Institutional International Equity Fund (Ticker Symbol: LIIEX)[1]	-1.72%

MSCI EAFE® Index (Net)	-5.77%

Performance Details	pages 7-9

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Redemption fees charged on shares sold or exchanged 30 days or less after purchasing them may affect share level returns.

Fund expenses may have been partially absorbed by CSIM. Without these reductions, the funds’ returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

There are risks associated with investing in securities of foreign issuers, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

Please see prospectus for further detail and investor eligibility requirements.

[1]	The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

2 Laudus Mondrian Institutional Funds

The Investment Environment

For the 12 months ended March 31, 2012, investors experienced two sharply contrasting investment environments: the generally risk-averse conditions during the first half of the report period, and the comparatively optimistic environment in the second half. Mixed economic growth, the euro zone’s sovereign debt crisis, and substantial market volatility represented primary catalysts for those divergent settings. The MSCI Emerging Markets Index (Net) returned −8.80%, the MSCI EAFE Index (Net) returned −5.77%, the MSCI World Index (Net) returned 0.56%, and the Citigroup Non-U.S. Dollar World Government Bond Index returned 3.93%.

On the economic front, results were mixed around the globe. Government initiatives aimed at controlling inflation, currency values, and rising prices in residential properties tempered economic activity within some emerging economies. For example, Brazil’s economy expanded by an inflation-adjusted 2.7% in 2011, less than half of the country’s 2010 pace. China’s economy slowed but remained robust, while reduced manufacturing activity tempered economic growth in Hong Kong and South Korea. Among developed economies, activity in Japan contracted slightly during 2011, while the economies of France and the U.K. grew modestly.*

The euro zone’s sovereign debt crisis affected investor optimism throughout the period. Ongoing efforts by European leaders to restructure Greece’s sovereign debt permanently, while avoiding a default, translated into an anxiety-ridden climate for investors. The frequently volatile investment climate that ensued caused flights to safe havens such as U.S. Treasuries. In an effort to restore financial market stability, the Federal Reserve and the European Central Bank acted in close coordination to ensure that financial markets had ample liquidity, while maintaining interest rates at historically low levels.

Investors became more optimistic as conditions improved. Brighter U.S. economic prospects helped, as the U.S. unemployment rate declined from 9.0% in April 2011 to 8.2% in March 2012. Tentative signs that the housing market became healthier also played a positive role. On the international front, expectations for a solution to Greece’s sovereign debt problems inspired investors to reconsider emerging market economies in light of better economic prospects.

With investors willing to take on more risk as 2012 began, the MSCI EAFE Index, the MSCI Emerging Markets Index, and MSCI World Index all generated dollar-converted returns of more than 10% for the first three months of the new year. In addition, U.S. stock indices provided notable first-quarter results, while international bonds generally lost modest ground.

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

*	Data sources: Central Intelligence Agency World Factbook 2012, the European Commission (primarily Directorates-General: Economic and Financial Affairs, and Eurostat).

Laudus Mondrian Institutional Funds 3

Laudus Mondrian Institutional Emerging Markets Fund

Laudus Mondrian Institutional Emerging Markets Fund (the fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests primarily in common stocks of large-capitalization emerging market companies, that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental value analysis. For more information concerning the fund’s objectives, strategy, and risks please see the prospectus.

The fund returned -0.15% for the 12 months ended March 31, 2012. For performance comparisons, the fund uses the MSCI Emerging Markets Index (Net) (the comparative index), which returned -8.80%.

Market Performance. For the 12-month report period, stock markets in the “BRIC” countries—Brazil, Russia, India, and China—posted sharply negative returns, while select smaller markets within Asia and Latin America held up far better. Local-currency depreciation versus the U.S. dollar occasionally played a pivotal performance role. For example, modest declines in Brazil’s stock market in local-currency terms were exacerbated by a greater than 10% depreciation of Brazil’s real versus the U.S. dollar. A more than 12% decline in the value of India’s rupee versus the U.S. dollar inflated losses on securities from India as well. Select southeast Asian markets such as the Philippines and Thailand produced double-digit gains, while smaller Latin American markets such as Colombia and Peru posted positive returns. Meanwhile, stocks in developing European markets such as Hungary and Russia produced some of the period’s sharpest losses.

Contributors and Detractors. Favorable overall stock selection was one of the main factors that enabled the fund to outperform the comparative index, with choices among markets such as China, Brazil, South Korea, and Taiwan serving as prime examples. Shares of Want Want China Holdings and of Hengan International Group Co. performed well for the fund. Investments in these Chinese corporations benefitted along with the broader Consumer Staples sector as investors often favored shares of companies viewed as less likely to be negatively affected by the mixed global growth backdrop and financial market volatility. For Brazil, shares of Redecard—a company primarily focused on commercial activities related to credit, debit, and benefit cards—provided noteworthy performances, as did the stock of beverage maker Ambev. Shares of Korean tobacco company KT&G, South Korea’s largest cigarette maker based upon market share, represented another example of a stock selection that performed well. An investment in semiconductor manufacturing company TSMC—based in Taiwan, with strong ties to North American consumers—also generated respectable returns for the fund.

Some of the fund’s strategies detracted from relative performance. The fund’s greater exposure to China’s stock market versus the comparative index illustrated this point. An underweight in Consumer Discretionary stocks relative to the comparative index also somewhat constrained the fund’s performance, as this sector rebounded during the first quarter of 2012.

As of 3/31/12:
 Fund Characteristics

Number of Companies[1]	46
Weighted Average Market Cap ($ x 1,000,000)	$40,666
Price/Earnings Ratio (P/E)	9.55
Price/Book Ratio (P/B)	1.53
Portfolio Turnover (One year trailing)	27%

 Fund Overview

Fund

Minimum Initial Investment	$1,000,000
Inception Date	4/24/2008
Ticker Symbol	LIEMX
Cusip	51855H101
NAV	$9.44

Manager views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.

4 Laudus Mondrian Institutional Funds

 Laudus Mondrian Institutional Emerging Markets Fund

Performance Summary as of 3/31/12

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

April 24, 2008 – March 31, 2012
Performance of a Hypothetical
$1,000,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Laudus Mondrian Institutional Emerging Markets Fund (4/24/08)	-0.15%	23.54%	0.12%
MSCI Emerging Markets Index (Net)[2]	-8.80%	25.07%	-0.99%

Fund Expense Ratios3: Net 1.27%; Gross 2.63%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[3]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/21. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses. Actual expenses are influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information. For actual ratios during the period, refer to the Financial Highlights section in the Financial Statements.

Laudus Mondrian Institutional Funds 5

 Laudus Mondrian Institutional Emerging Markets Fund

Performance Summary   as of 3/31/12 continued

 Country Weightings % of Investments

China	21.6%

Brazil	18.8%

India	11.0%

Republic of Korea	8.4%

Taiwan	5.6%

Thailand	5.0%

Russia	5.0%

Indonesia	4.6%

Turkey	3.9%

South Africa	3.4%

Peru	3.1%

Chile	2.7%

Other Countries	6.9%

Total	100.0%

 Sector Weightings % of Equities

Financials	24.0%
Energy	17.9%
Information Technology	12.5%
Consumer Discretionary	9.1%
Industrials	8.6%
Utilities	8.5%
Materials	7.1%
Consumer Staples	6.8%
Telecommunication Services	5.5%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Samsung Electronics Co., Ltd.	3.6%
Credicorp Ltd.	3.1%
China Construction Bank Corp., Class H	3.1%
Taiwan Semiconductor manufacturing Co., Ltd.	3.0%
Redecard S.A.	3.0%
PTT PCL	2.9%
Industrial & Commercial Bank of China Ltd., Class H	2.8%
Itausa - Investimentos Itau S.A.	2.8%
Hyundai Mobis	2.8%
Enersis S.A. ADR	2.7%
Total	29.8%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

Portfolio holdings may have changed since the report date.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Laudus Mondrian Institutional Funds

Laudus Mondrian Institutional International Equity Fund

The Laudus Mondrian Institutional International Equity Fund (the fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests primarily in common stocks of non-U.S. large-capitalization issuers, including the securities of emerging market companies, that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental value analysis. For more information concerning the fund’s objectives, strategy, and risks please see the prospectus.

The fund returned -1.72% for the 12 months ended March 31, 2012. For performance comparisons, the fund uses the MSCI EAFE Index (Net) (the comparative index), which returned -5.77%.

Market Performance. Japan’s natural disasters and subsequent challenges, the euro zone’s sovereign debt crisis, and mixed but often weak economic data around the globe shaped the performance of international equities during the 12 months. Tough austerity measures adopted in the U.K. supported the country’s stock market, allowing for modestly positive returns in dollar-converted terms. Norway’s stock market, where the performance of energy-related industries plays a prominent role, also performed well relative to other European markets, but generated modestly negative returns.

The nature and severity of the euro zone’s sovereign debt crisis had a profoundly negative effect on the performance of stock markets within broader Europe, while international markets outside of the region generally fared better. For example, stock markets in Portugal, Italy, Greece, and Spain—at the center of the euro zone’s financial crisis—all fell by more than 20%. Asia-Pacific markets faced less turbulent conditions, and generally fared better: Japan’s stock market generated modestly positive results amid the country’s rebuilding efforts, and New Zealand’s stock market finished as one of the relative bright spots among international markets.

Currencies generated mixed results compared with the U.S. dollar. Better performing currencies included the New Zealand dollar, which rose by approximately 7% versus the U.S. dollar, and Japan’s yen, which generated a narrowly positive return. In contrast, the U.K.’s pound sterling declined slightly versus the U.S. dollar, while the euro fell by roughly 6%.

Contributors and Detractors. Favorable stock selection was one of the main factors that caused the fund to outperform the comparative index. Shares of Japan’s Seven & i Holdings Co. generated solid returns. This company’s stock benefitted along with the broader Consumer Staples sector as investors frequently favored investments in companies viewed as more defensive in nature, and therefore less likely to be negatively affected by the mixed global growth backdrop and sharp financial market volatility. Shares of Unilever, based in the U.K. and another example of the fund’s defensive, Consumer Staples stocks, also performed well. Stock selections among the Health Care sector—another defensive sector due to the essential nature of the services provided—enhanced the fund’s performance as well. Shares of the U.K.’s GlaxoSmithKline and France’s Sanofi generated double-digit gains.

Not all of the fund’s strategies worked out as favorably. The fund’s overweight to the Telecommunication Services sector weighed on relative performance. Competition and weak economic conditions prompted companies such as France’s Telecom and Spain’s Telefonica to reduce the amount of forecast distributions for shareholders, weighing on stock valuations. Country allocations tempered the fund’s performance relative to the comparative index. A slightly higher weight in shares of companies in Italy and Spain also limited the fund’s relative performance. In addition, Mondrian bought fully covered, defensive forward currency contracts out of the Australian dollar and Swiss franc during the period.

As of 3/31/12:
 Fund Characteristics

Number of Companies[1]	38
Weighted Average Market Cap ($ x 1,000,000)	$61,427
Price/Earnings Ratio (P/E)	14.05
Price/Book Ratio (P/B)	1.43
Portfolio Turnover (One year trailing)	14%

 Fund Overview

Fund

Minimum Initial Investment	$1,000,000
Inception Date	4/24/2008
Ticker Symbol	LIIEX
Cusip	51855H200
NAV	$7.30

Manager views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.

Laudus Mondrian Institutional Funds 7

 Laudus Mondrian Institutional International Equity Fund

Performance Summary as of 3/31/12

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

April 24, 2008 – March 31, 2012
Performance of a Hypothetical
$1,000,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Laudus Mondrian Institutional International Equity Fund (4/24/08)	-1.72%	14.09%	-4.84%
MSCI EAFE Index®(Net)[2]	-5.77%	17.13%	-4.71%

Fund Expense Ratios3: Net 0.90%; Gross 2.20%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The MSCI Europe, Australasia, Far East (MSCI EAFE®) Index (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. This series approximates the minimum possible dividend reinvestment. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[3]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/21. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses. Actual expenses are influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information. For actual ratios during the period, refer to the Financial Highlights section in the Financial Statements.

8 Laudus Mondrian Institutional Funds

 Laudus Mondrian Institutional International Equity Fund

Performance Summary   as of 3/31/12 continued

 Country Weightings % of Investments

Japan	19.9%

United Kingdom	19.5%

France	16.1%

Switzerland	7.5%

Spain	6.5%

Australia	5.9%

Germany	5.8%

Netherlands	4.7%

Singapore	4.2%

Italy	3.8%

Taiwan	3.6%

Other Countries	2.5%

Total	100.0%

 Sector Weightings % of Equities

Consumer Staples	18.7%
Financials	18.0%
Health Care	15.1%
Telecommunication Services	12.4%
Energy	12.3%
Information Technology	7.1%
Utilities	6.9%
Consumer Discretionary	5.3%
Industrials	3.6%
Materials	0.6%
Total	100.0%

 Top Equity Holdings % of Net Assets1

RWE AG	4.2%
Unilever plc	3.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.6%
Novartis AG - Reg’d	3.5%
Canon, Inc.	3.4%
Toyota Motor Corp.	3.4%
GlaxoSmithKline plc	3.4%
Sanofi	3.3%
Seven & i Holdings Co., Ltd.	3.3%
BP plc	3.3%
Total	35.0%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.

Portfolio holdings may have changed since the report date.

[1]	This list is not a recommendation of any security by the investment adviser.

Laudus Mondrian Institutional Funds 9

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2011 and held through March 31, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 10/1/11	at 3/31/12	10/1/11–3/31/12

Laudus Mondrian Institutional Emerging Markets Fund
Actual Return	1.27%	$1,000	$1,228.80	$7.08
Hypothetical 5% Return	1.27%	$1,000	$1,018.65	$6.41

Laudus Mondrian Institutional International Equity Fund
Actual Return	0.90%	$1,000	$1,107.70	$4.74
Hypothetical 5% Return	0.90%	$1,000	$1,020.50	$4.55

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights, which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 days of the period, and divided by 366 days of the fiscal year.

10 Laudus Mondrian Institutional Funds

Laudus Mondrian Institutional Emerging Markets Fund

Financial Statements

Financial Highlights

	4/1/11–	4/1/10–	4/1/09–	4/25/08[1]–
	3/31/12	3/31/11	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	9.55	8.62	5.23	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10	0.11	0.19	0.14
Net realized and unrealized gains (losses)	(0.13)[2]	0.92	3.39	(4.81)

Total from investment operations	(0.03)	1.03	3.58	(4.67)
Less distributions:
Distributions from net investment income	(0.08)	(0.10)	(0.19)	(0.10)
Distributions from net realized gains	(0.00)[3]	—	—	—

Total distributions	(0.08)	(0.10)	(0.19)	(0.10)

Net asset value at end of period	9.44	9.55	8.62	5.23

Total return (%)	(0.15)	11.97	68.64	(46.71)[4]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.27	1.27	1.27	1.25 [5,6]
Gross operating expenses	1.43	2.63	7.56	7.22 [6]
Net investment income (loss)	1.49	1.26	2.48	2.10 [6]
Portfolio turnover rate	27	20	45	64 [4]
Net assets, end of period ($ x 1,000)	154,891	54,110	5,731	1,593

1 Commencement of operations.
2 The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of fund transactions in relation to fluctuating market values.
3 Distribution from realized gains is less than 0.01.
4 Not annualized
5 The ratio of net operating expenses would have been 1.27% if custody credits had not been included.
6 Annualized.

See financial notes 11

 Laudus Mondrian Institutional Emerging Markets Fund

Portfolio Holdings as of March 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

90.9%	Common Stock	128,906,553	140,724,562
9.1%	Preferred Stock	13,991,647	14,116,111

100.0%	Total Investments	142,898,200	154,840,673
0.0%	Other Assets and Liabilities, Net		50,758

100.0%	Net Assets		154,891,431

	Number	Value
Security	of Shares	($)

Common Stock 90.9% of net assets

Brazil 9.7%

Materials 2.5%
Companhia Siderurgica Nacional S.A. ADR	172,900	1,635,634
Vale S.A. ADR	94,900	2,214,017

		3,849,651

Software & Services 3.0%
Redecard S.A.	237,600	4,614,161

Transportation 2.2%
CCR S.A.	419,300	3,394,919

Utilities 2.0%
CPFL Energia S.A. ADR	102,100	3,088,525

		14,947,256

Chile 2.7%

Utilities 2.7%
Enersis S.A. ADR	206,500	4,169,235

China 21.6%

Banks 5.9%
China Construction Bank Corp., Class H	6,181,390	4,770,913
Industrial & Commercial Bank of China Ltd., Class H	6,906,695	4,455,386

		9,226,299

Capital Goods 1.8%
Beijing Enterprises Holdings Ltd.	448,500	2,733,962

Energy 2.1%
China Shenhua Energy Co., Ltd., Class H	766,500	3,242,144

Food, Beverage & Tobacco 1.9%
Want Want China Holdings Ltd.	2,697,000	3,017,766

Household & Personal Products 1.5%
Hengan International Group Co., Ltd.	226,000	2,279,791

Retailing 2.6%
Belle International Holdings Ltd.	2,243,456	4,037,555

Telecommunication Services 2.2%
China Mobile Ltd.	308,000	3,391,565

Transportation 2.1%
China Merchants Holdings International Co., Ltd.	962,000	3,221,916

Utilities 1.5%
China Resources Power Holdings Co., Ltd.	1,276,000	2,363,908

		33,514,906

India 11.0%

Automobiles & Components 1.6%
Tata Motors Ltd.	451,103	2,437,151

Banks 3.7%
Axis Bank Ltd.	140,542	3,157,613
Axis Bank Ltd. GDR	3,624	81,178
Housing Development Finance Corp., Ltd.	191,115	2,529,163

		5,767,954

Capital Goods 2.5%
Larsen & Toubro Ltd.	152,123	3,889,150

Diversified Financials 2.0%
Rural Electrification Corp., Ltd.	750,999	3,002,431

Software & Services 1.2%
HCL Technologies Ltd.	202,421	1,914,549

		17,011,235

Indonesia 4.6%

Automobiles & Components 2.1%
PT Astra International Tbk	398,500	3,224,353

Banks 0.2%
PT Bank Rakyat Indonesia (Persero) Tbk	405,000	308,655

Utilities 2.3%
PT Perusahaan Gas Negara	8,450,500	3,521,103

		7,054,111

Kazakhstan 1.8%

Energy 1.8%
KazMunaiGas Exploration Production GDR	135,700	2,751,996

Mexico 2.6%

Materials 2.6%
Grupo Mexico S.A.B. de C.V., Series B	1,291,442	4,078,089

Peru 3.1%

Banks 3.1%
Credicorp Ltd.	36,695	4,837,135

12 See financial notes

 Laudus Mondrian Institutional Emerging Markets Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Philippines 2.5%

Telecommunication Services 2.5%
Philippine Long Distance Telephone Co. ADR	61,700	3,837,123

Republic of Korea 8.4%

Automobiles & Components 2.8%
Hyundai Mobis	17,156	4,354,496

Banks 2.0%
KB Financial Group, Inc.	85,856	3,148,245

Semiconductors & Semiconductor Equipment 3.6%
Samsung Electronics Co., Ltd.	4,924	5,554,538

		13,057,279

Russia 5.0%

Energy 5.0%
Gazprom ADR	299,889	3,709,627
LUKOIL ADR	65,100	3,958,080

		7,667,707

South Africa 3.4%

Energy 1.9%
Sasol Ltd.	59,277	2,876,040

Food, Beverage & Tobacco 1.5%
Tiger Brands Ltd.	67,273	2,364,927

		5,240,967

Taiwan 5.6%

Semiconductors & Semiconductor Equipment 3.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,638,224	4,709,855

Technology Hardware & Equipment 1.7%
HTC Corp.	129,000	2,634,137

Telecommunication Services 0.9%
Chunghwa Telecom Co., Ltd.	440,000	1,356,850

		8,700,842

Thailand 5.0%

Banks 2.1%
Kasikornbank Public Co., Ltd. NVDR	658,400	3,287,282

Energy 2.9%
PTT PCL	391,400	4,491,268

		7,778,550

Turkey 3.9%

Banks 2.0%
Turkiye Garanti Bankasi A/S	795,669	3,153,904

Energy 1.9%
Tupras-Turkiye Petrol Rafinerileri A/S	114,369	2,924,227

		6,078,131

Total Common Stock
(Cost $128,906,553)		140,724,562

Preferred Stock 9.1% of net assets

Brazil 9.1%

Banks 2.8%
Itausa - Investimentos Itau S.A.	716,394	4,415,039

Energy 2.4%
Petroleo Brasileiro S.A.	289,700	3,705,659

Food, Beverage & Tobacco 1.9%
Companhia de Bebidas das Americas ADR	70,800	2,925,456

Materials 2.0%
Vale S.A. ADR	135,300	3,069,957

Total Preferred Stock
(Cost $13,991,647)		14,116,111

End of Investments.

At 03/31/12, the tax basis cost of the fund’s investments was $144,776,917 and the unrealized appreciation and depreciation were $12,580,925 and ($2,517,169), respectively, with a net unrealized appreciation of $10,063,756.

At 03/31/12, the values of certain foreign securities held by the fund aggregating $93,863,575 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt

See financial notes 13

 Laudus Mondrian Institutional Emerging Markets Fund

Statement of
Assets and Liabilities
As of March 31, 2012

Assets

Investments, at value (cost $142,898,200)		$154,840,673
Foreign currency, at value (cost $224,040)		223,997
Receivables:
Investments sold		891,873
Dividends		357,665
Interest		16
Prepaid expenses	+	320

Total assets		156,314,544

Liabilities

Payables:
Investments bought		130,159
Due to custodian		915,136
Foreign capital gains tax		262,080
Investment adviser fees		8,572
Trustees’ retirement plan		676
Accrued expenses	+	106,490

Total liabilities		1,423,113

Net Assets

Total assets		156,314,544
Total liabilities	−	1,423,113

Net assets		$154,891,431

Net Assets by Source
Capital received from investors		144,991,784
Distributions in excess of net investment income		(205,583)
Net realized capital losses		(1,574,319)
Net unrealized capital gains		11,679,549

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$154,891,431		16,407,190		$9.44

14 See financial notes

 Laudus Mondrian Institutional Emerging Markets Fund

Statement of
Operations
For April 1, 2011 through March 31, 2012

Investment Income

Dividends (net of foreign withholding taxes of $287,832)		$2,569,419
Interest	+	2,313

Total investment income		2,571,732

Expenses

Investment adviser fees		931,676
Custodian fees		134,786
Professional fees		65,786
Accounting and administration fees		54,120
Shareholder reports		43,974
Registration fees		42,098
Trustees’ fees		34,650
Transfer agent fees		10,139
Interest expense		36
Other expenses	+	16,036

Total expenses		1,333,301
Expense reduction by adviser	−	150,037
Custody credits	−	5

Net expenses	−	1,183,259

Net investment income		1,388,473

Realized and Unrealized Gains (Losses)

Net realized losses on investments (net of foreign capital gain tax of $86,668)		(1,157,888)
Net realized losses on foreign currency transactions	+	(335,147)

Net realized losses		(1,493,035)
Net unrealized gains on investments (net of foreign capital gain tax of ($231,228))		9,674,728
Net unrealized losses on foreign currency translations	+	(1,837)

Net unrealized gains	+	9,672,891

Net realized and unrealized gains		8,179,856

Increase in net assets resulting from operations		$9,568,329

See financial notes 15

 Laudus Mondrian Institutional Emerging Markets Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

4/1/11-3/31/12			4/1/10-3/31/11
Net investment income		$1,388,473	$167,899
Net realized gains (losses)		(1,493,035)	19,602
Net unrealized gains	+	9,672,891	1,800,129

Increase in net assets from operations		9,568,329	1,987,630

Distributions to Shareholders

Distributions from net investment income		(1,091,850)	(152,296)
Distributions from net realized gains	+	(57,540)	—

Total distributions		($1,149,390)	($152,296)

Transactions in Fund Shares

		4/1/11-3/31/12		4/1/10-3/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		11,801,913	$102,197,002	4,986,480	$46,409,403
Shares reinvested		133,084	1,075,315	14,616	135,492
Shares redeemed	+	(1,193,765)	(10,909,742)	(134)	(1,210)

Net transactions in fund shares		10,741,232	$92,362,575	5,000,962	$46,543,685

Shares Outstanding and Net Assets

		4/1/11-3/31/12		4/1/10-3/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		5,665,958	$54,109,917	664,996	$5,730,898
Total increase	+	10,741,232	100,781,514	5,000,962	48,379,019

End of period		16,407,190	$154,891,431	5,665,958	$54,109,917

Distributions in excess of net investment income			($205,583)		($77,836)

16 See financial notes

Laudus Mondrian Institutional International Equity Fund

Financial Statements

Financial Highlights

	4/1/11–	4/1/10–	4/1/09–	4/25/08[1]–
	3/31/12	3/31/11	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	7.72	7.50	5.39	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.26	0.21	0.21	0.16
Net realized and unrealized gains (losses)	(0.42)	0.24	2.07	(4.59)

Total from investment operations	(0.16)	0.45	2.28	(4.43)
Less distributions:
Distributions from net investment income	(0.26)	(0.23)	(0.17)	(0.17)
Distributions from net realized gains	—	—	—	(0.01)

Total distributions	(0.26)	(0.23)	(0.17)	(0.18)

Net asset value at end of period	7.30	7.72	7.50	5.39

Total return (%)	(1.72)	6.14	42.37	(44.63)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.90	0.90	0.90	0.90 [3]
Gross operating expenses	1.91	2.20	2.26	3.70 [3]
Net investment income (loss)	3.93	3.01	3.14	3.32 [3]
Portfolio turnover rate	14	15	34	7 [2]
Net assets, end of period ($ x 1,000)	18,985	16,003	13,643	8,153

1 Commencement of operations.
2 Not annualized.
3 Annualized.

See financial notes 17

 Laudus Mondrian Institutional International Equity Fund

Portfolio Holdings as of March 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

99.0%	Common Stock	18,331,818	18,800,506
0.7%	Other Investment Company	128,940	128,940

99.7%	Total Investments	18,460,758	18,929,446
0.3%	Other Assets and Liabilities, Net		55,838

100.0%	Net Assets		18,985,284

	Number	Value
Security	of Shares	($)

Common Stock 99.0% of net assets

Australia 5.8%

Insurance 4.8%
AMP Ltd.	88,632	396,950
QBE Insurance Group Ltd.	35,764	524,835

		921,785

Telecommunication Services 1.0%
Telstra Corp., Ltd.	55,718	189,777

		1,111,562

France 16.1%

Banks 1.3%
Societe Generale S.A.	8,472	248,592

Capital Goods 2.7%
Compagnie de Saint-Gobain	11,456	511,132

Energy 3.1%
Total S.A.	11,444	584,554

Food & Staples Retailing 2.7%
Carrefour S.A.	21,509	515,522

Pharmaceuticals, Biotechnology & Life Sciences 3.3%
Sanofi	8,163	633,380

Telecommunication Services 3.0%
France Telecom S.A.	37,993	563,469

		3,056,649

Germany 5.7%

Telecommunication Services 1.5%
Deutsche Telekom AG - Reg’d	23,523	283,409

Utilities 4.2%
RWE AG	16,900	807,044

		1,090,453

Israel 1.8%

Pharmaceuticals, Biotechnology & Life Sciences 1.8%
Teva Pharmaceutical Industries Ltd. ADR	7,500	337,950

Italy 3.8%

Banks 1.2%
Intesa Sanpaolo	126,799	227,274

Energy 2.6%
Eni S.p.A.	21,016	492,513

		719,787

Japan 19.8%

Automobiles & Components 3.4%
Toyota Motor Corp.	14,800	643,979

Food & Staples Retailing 3.3%
Seven & i Holdings Co., Ltd.	21,000	626,208

Household & Personal Products 2.8%
Kao Corp.	20,300	535,315

Insurance 3.2%
Tokio Marine Holdings, Inc.	21,700	600,681

Materials 0.6%
Shin-Etsu Chemical Co., Ltd.	2,100	122,199

Pharmaceuticals, Biotechnology & Life Sciences 3.1%
Takeda Pharmaceutical Co., Ltd.	13,200	581,638

Technology Hardware & Equipment 3.4%
Canon, Inc.	13,600	650,570

		3,760,590

Netherlands 4.7%

Food & Staples Retailing 2.9%
Koninklijke Ahold N.V.	38,939	539,540

Media 1.8%
Reed Elsevier N.V.	27,177	347,016

		886,556

Singapore 4.2%

Banks 2.9%
United Overseas Bank Ltd.	38,442	561,406

Telecommunication Services 1.3%
Singapore Telecommunications Ltd.	97,000	243,514

		804,920

Spain 6.5%

Banks 1.1%
Banco Santander S.A.	28,161	216,559

Telecommunication Services 2.8%
Telefonica S.A.	31,842	522,416

Utilities 2.6%
Iberdrola S.A.	87,020	494,169

		1,233,144

18 See financial notes

 Laudus Mondrian Institutional International Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Switzerland 7.5%

Commercial & Professional Supplies 0.8%
SGS S.A. - Reg’d	82	159,462

Insurance 3.2%
Zurich Financial Services AG *	2,239	601,791

Pharmaceuticals, Biotechnology & Life Sciences 3.5%
Novartis AG - Reg’d	11,966	662,410

		1,423,663

Taiwan 3.6%

Semiconductors & Semiconductor Equipment 3.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	235,839	678,031

United Kingdom 19.5%

Energy 6.5%
BP plc	83,579	622,436
Royal Dutch Shell plc, Class A	17,586	616,140

		1,238,576

Food & Staples Retailing 3.2%
Tesco plc	115,683	610,577

Food, Beverage & Tobacco 3.6%
Unilever plc	20,611	680,007

Pharmaceuticals, Biotechnology & Life Sciences 3.4%
GlaxoSmithKline plc	28,294	632,536

Telecommunication Services 2.8%
Vodafone Group plc	194,140	535,505

		3,697,201

Total Common Stock
(Cost $18,331,818)		18,800,506

Other Investment Company 0.7% of net assets

United States 0.7%
State Street Institutional U.S. Government Money Market Fund	128,940	128,940

Total Other Investment Company
(Cost $128,940)		128,940

End of Investments.

At 03/31/12, the tax basis cost of the fund’s investments was $18,694,825 and the unrealized appreciation and depreciation were $1,772,327 and ($1,537,706), respectively, with a net unrealized appreciation of $234,621.

At 03/31/12, the values of certain foreign securities held by the fund aggregating $18,462,556 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.

ADR —	American Depositary Receipt
Reg’d —	Registered

In addition to the above, the fund held the following at 03/31/12.

			Amount of		Amount of
		Currency	Currency	Currency	Currency	Unrealized
		to be	to be	to be	to be	Gains
Expiration Date	Counterparty	Received	Received	Delivered	Delivered	($)

Forward Foreign Currency Exchange Contracts

04/27/2012	State Street Bank London	USD	777,879	AUD	753,000	16,272

See financial notes 19

 Laudus Mondrian Institutional International Equity Fund

Statement of
Assets and Liabilities
As of March 31, 2012

Assets

Investments, at value (cost $18,460,758)		$18,929,446
Foreign currency, at value (cost $41,379)		41,511
Receivables:
Investments sold		92,874
Dividends		68,543
Foreign tax reclaims		12,000
Due from investment adviser		598
Interest		2
Unrealized gains on forward foreign currency exchange contracts		16,272
Prepaid expenses	+	72

Total assets		19,161,318

Liabilities

Payables:
Investments bought		107,915
Trustees’ retirement plan		1,429
Accrued expenses	+	66,690

Total liabilities		176,034

Net Assets

Total assets		19,161,318
Total liabilities	−	176,034

Net assets		$18,985,284

Net Assets by Source
Capital received from investors		18,971,419
Net investment income not yet distributed		137,277
Net realized capital losses		(608,048)
Net unrealized capital gains		484,636

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$18,985,284		2,599,755		$7.30

20 See financial notes

 Laudus Mondrian Institutional International Equity Fund

Statement of
Operations
For April 1, 2011 through March 31, 2012

Investment Income

Dividends (net of foreign withholding taxes of $83,629)		$794,688
Interest	+	599

Total investment income		795,287

Expenses

Investment adviser fees		123,488
Accounting and administration fees		52,376
Professional fees		52,056
Registration fees		28,330
Trustees’ fees		19,969
Shareholder reports		14,712
Custodian fees		10,475
Transfer agent fees		9,306
Interest expense		1
Other expenses	+	3,488

Total expenses		314,201
Expense reduction by adviser	−	166,015

Net expenses	−	148,186

Net investment income		647,101

Realized and Unrealized Gains (Losses)

Net realized gains on investments		159,595
Net realized gains on foreign currency transactions	+	9,917

Net realized gains		169,512
Net unrealized losses on investments		(1,064,117)
Net unrealized gains on foreign currency translations	+	23,862

Net unrealized losses	+	(1,040,255)

Net realized and unrealized losses		(870,743)

Decrease in net assets resulting from operations		($223,642)

See financial notes 21

 Laudus Mondrian Institutional International Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

4/1/11-3/31/12			4/1/10-3/31/11
Net investment income		$647,101	$425,548
Net realized gains		169,512	307,322
Net unrealized gains (losses)	+	(1,040,255)	188,320

Increase (Decrease) in net assets from operations		(223,642)	921,190

Distributions to Shareholders

Distributions from net investment income		($619,411)	($444,690)

Transactions in Fund Shares

		4/1/11-3/31/12		4/1/10-3/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		473,159	$3,485,547	194,973	$1,450,000
Shares reinvested		81,410	539,746	58,386	433,811
Shares redeemed	+	(28,409)	(200,000)	—	—

Net transactions in fund shares		526,160	$3,825,293	253,359	$1,883,811

Shares Outstanding and Net Assets

		4/1/11-3/31/12		4/1/10-3/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		2,073,595	$16,003,044	1,820,236	$13,642,733
Total increase	+	526,160	2,982,240	253,359	2,360,311

End of period		2,599,755	$18,985,284	2,073,595	$16,003,044

Net investment income not yet distributed			$137,277		$99,670

22 See financial notes

 Laudus Mondrian Institutional Funds

Financial Notes

1. Business Structure of the Funds:

Each of the Laudus Mondrian Institutional Funds in this report is a series of Laudus Institutional Trust, (the “trust”), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period:

Laudus Mondrian Institutional Emerging Markets Fund
Laudus Mondrian Institutional International Equity Fund

Shares are bought and sold (subject to redemption fee, see financial note 9) at closing net asset value (“NAV”), which is the price for all outstanding shares of the funds.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	International fair valuation: The Board of Trustees has adopted procedures to fair value foreign equity securities that trade in markets that close prior to when the funds value their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	Forward foreign currency exchange contracts: valued at a value based on that day’s exchange rates.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. The funds do not adjust the quoted price for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and, therefore, the funds’ results of operations.

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the funds’ investments as of March 31, 2012:

Laudus Mondrian Institutional Emerging Markets Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock(a)	$—	$73,646,236	$—	$73,646,236
Brazil(a)	14,947,256	—	—	14,947,256
Chile(a)	4,169,235	—	—	4,169,235
India(a)	—	11,243,281	—	11,243,281
Banks	81,178	5,686,776	—	5,767,954
Kazakhstan(a)	2,751,996	—	—	2,751,996
Mexico(a)	4,078,089	—	—	4,078,089
Peru(a)	4,837,135	—	—	4,837,135
Philippines(a)	3,837,123	—	—	3,837,123
Russia(a)	7,667,707	—	—	7,667,707
Thailand(a)	—	3,287,282	—	3,287,282
Energy	4,491,268	—	—	4,491,268
Preferred Stock(a)	14,116,111	—	—	14,116,111

Total	$60,977,098	$93,863,575	$—	$154,840,673

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

Laudus Mondrian Institutional International Equity Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$—	$18,462,556	$—	$18,462,556
Israel(a)	337,950	—	—	337,950
Other Investment Company(a)	128,940	—	—	128,940

Total	$466,890	$18,462,556	$—	$18,929,446

Other Financial Instruments
Forward Foreign Currency Exchange Contracts*	$16,272	$—	$—	$16,272

*	Forward foreign currency exchange contracts are not included in Investments and are valued at unrealized appreciation or depreciation.
(a)	As categorized in Portfolio Holdings.

The funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no significant transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2012.

The Laudus Mondrian Institutional International Equity Fund entered into forward foreign currency exchange contracts during the period from April 1, 2011 to March 31, 2012. The fund invested in forward foreign currency exchange contracts to defensively hedge part of the fund’s exposure to currencies that were deemed to be overvalued by the sub-adviser. The fair value of forward foreign currency exchange contracts held by the fund is presented in unrealized gains (losses) on forward foreign currency exchange contracts on the Statement of Assets and Liabilities. The realized gains (losses) included in net realized gains (losses) on foreign currency transactions on the Statement of Operations and the change in unrealized gains (losses) included in

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

net realized gains (losses) on foreign currency translations on the Statement of Operations were $19,247 and $25,907, respectively. Refer to financial note 2(b) for the funds’ accounting policies with respect to forward foreign currency exchange contracts and financial note 3 for disclosures concerning the risks of investing in forward foreign currency exchange contracts. During the period, the fund’s monthly average notional amount of forward foreign currency exchange contracts was $977,108 and the monthly average unrealized gains (losses) was $10,136.

(b) Accounting Policies for certain Portfolio Investments (if held):

Forward Foreign Currency Exchange Contracts: “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. The value of the forward foreign currency exchange contracts are accounted for as unrealized gains or losses until the contracts settle, at which time the gains or losses are realized.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year.

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges, capital gains on investments on currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of March 31, 2012, if any, are reflected in the funds’ Statement of Assets and Liabilities.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(l) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing tranfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

3. Risk factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that the investors could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — mid- or small-cap stocks, for instance — a fund’s large-cap holdings could reduce performance.

A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

Each fund has a concentration of shareholders with significant holdings whose redemption requests may create liquidity issues for the fund.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

The Trust’s Board of Trustees oversees the general conduct of the trust and the funds.

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to Management Contracts (“Advisory Agreement”) between CSIM and the trust. Mondrian Investment Partners Limited (“Mondrian”), the funds’ sub-adviser, provides day-to-day portfolio management services to the funds, subject to the supervision of CSIM.

For its advisory services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the funds’ average daily net assets described as follows.

Laudus Mondrian Institutional Emerging Markets Fund	1.00%
Laudus Mondrian Institutional International Equity Fund	0.75%

CSIM (not the funds) pays a portion of the management fees it receives to Mondrian in return for its services.

CSIM has contractually agreed, until at least July 30, 2021, to waive a portion of its management fee and bear certain expenses of each fund. As such, CSIM further agrees to reimburse the funds to limit the annual expenses, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees,

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

interest (overdraft charges), taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the funds’ business as follows:

Laudus Mondrian Institutional Emerging Markets Fund	1.27%
Laudus Mondrian Institutional International Equity Fund	0.90%

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the funds’ net expenses to exceed the current limit (as stated in CSIM’s contractual undertaking) during the respective year. For the period ended March 31, 2012, there were no prior year amounts recouped. As of March 31, 2012, the balance of recoupable expenses and the respective years of expiration are as follows:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
Expiration Date	Emerging Markets Fund	International Equity Fund

March 31, 2013	$180,221	$183,235
March 31, 2014	150,037	166,015

Total	$330,258	$349,250

5. Transfer Agent and Shareholders Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

Until September 2006, a Retirement Plan existed for the independent trustees. After the Retirement Plan closed to new independent trustees, the previously accrued and unpaid benefits continue to be adjusted by performance of the funds. As a result, the amount of the retirement benefits payable to certain independent trustees may increase or decrease based on the performance of the funds.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street Bank and Trust Company. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended March 31, 2012, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Laudus Mondrian Institutional Emerging Markets Fund	$119,018,232	$24,557,350
Laudus Mondrian Institutional International Equity Fund	6,257,555	2,371,930

9. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against the redemption proceeds on the Statement of Changes in Net Assets. No redemption fees were charged during the current and prior periods.

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

10. Federal Income Taxes:

As of March 31, 2012, the components of distributable earnings on a tax-basis were as follows:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
	Emerging Markets Fund	International Equity Fund

Undistributed ordinary income	$491,093	$155,303
Undistributed long-term capital gains	—	—
Unrealized appreciation on investments	12,580,925	1,772,327
Unrealized depreciation on investments	(2,517,169)	(1,537,706)
Other unrealized appreciation/(depreciation)	(262,924)	(649)

Net unrealized appreciation/(depreciation)	$9,800,832	$233,972

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in Passive Foreign Investment Companies (PFIC).

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. For the year ended March 31, 2012, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
Expiration Date	Emerging Markets Fund	International Equity Fund

March 31, 2017	$390,009	$—
March 31, 2018	—	364,010

Total	$390,009	$364,010

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2012, the funds had aggregate deferred realized net capital losses and capital losses utilized as follows:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
	Emerging Markets Fund	International Equity Fund

Capital losses deferred	$1,593	$9,970
Capital losses utilized	48,581	168,818

The tax-basis components of distributions paid during the current and prior fiscal years were:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
	Emerging Markets Fund	International Equity Fund

Current period distributions
Ordinary income	$1,107,228	$619,411
Long-term capital gains	42,162	—
Return of capital	—	—

Prior period distributions
Ordinary income	$152,296	$444,690
Long-term capital gains	—	—
Return of capital	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, deferred trustee retirement plan fees, Passive Foreign Investment Companies (PFICs) and unrealized appreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of March 31, 2012, the funds made the following reclassifications:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
	Emerging Markets Fund	International Equity Fund

Capital shares	$—	$—
Undistributed net investment income	(424,370)	9,917
Net realized capital gains/(losses)	424,370	(9,917)

As of March 31, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2012, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as a short-term capital loss, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010. The funds have adopted the noted provisions of the Act for the period ending March 31, 2012.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Mondrian Institutional Emerging Markets Fund
Laudus Mondrian Institutional International Equity Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Mondrian Institutional Emerging Markets Fund and Laudus Mondrian Institutional International Equity Fund (the two portfolios which constitute Laudus Institutional Trust, hereafter referred to as the “Funds”) at March 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
May 15, 2012

Other Federal Tax Information (unaudited)

The funds may elect under Internal Revenue Code section 853(a) to pass on the benefits of the foreign tax credit to its shareholders for the year ended March 31, 2012, and the respective foreign source income on the funds were as follows:

	Foreign Tax Credit	Foreign Source Income

Laudus Mondrian Institutional Emerging Markets Fund	$285,857	$2,857,251
Laudus Mondrian Institutional International Equity Fund	83,629	878,316

For the fiscal year ended March 31, 2012, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2013 via IRS form 1099 of the amounts for use in preparing their 2012 income tax return.

Laudus Mondrian Institutional Emerging Markets Fund	$1,137,214
Laudus Mondrian Institutional International Equity Fund	703,040

Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long term capital gain dividends for the fiscal year ended March 31, 2012:

Laudus Mondrian Institutional Emerging Markets Fund	$42,162
Laudus Mondrian Institutional International Equity Fund	—

Trustees and Officers

The tables below give information about the trustees and officers for the Laudus Institutional Trust which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 92 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Laudus Institutional Trust since 2004.)	Chairman of JDN Corporate Advisory LLC.	75	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Laudus Institutional Trust since 2010.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	75	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Laudus Institutional Trust since 2004.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	75	Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Ditech Networks Corporation (1997 – Jan. 2012)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Laudus Institutional Trust since 2011.)	Private Investor.	75	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Laudus Institutional Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	75	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of Laudus Institutional Trust since 2010.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	75	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc. (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of Laudus Institutional Trust since 2010.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	75	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Laudus Institutional Trust since 2010.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N.A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N.A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	75	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Laudus Institutional Trust since 2010.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	92	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Laudus Institutional Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer (Dec. 2010 – present) and Chief Investment Officer (Dec. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Chief Financial Officer (Officer of Laudus Institutional Trust since 2006.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Laudus Institutional Trust since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Laudus Institutional Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies, State Street Research (August 2003 – Jan. 2005).

Catherine MacGregor 1964 Vice President, Chief Legal Officer and Clerk (Officer of Laudus Institutional Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

David Lekich 1964 Vice President and Assistant Clerk (Officer of Laudus Institutional Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., (Sept. 2011 – present); Senior Vice President, Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Michael Haydel 1972 Vice President (Officer of Laudus Institutional Trust since 2005.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (Nov. 2006 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Laudus Funds retirement policy requires that independent trustees retire at age 72 or after 20 years of service as a trustee, whichever comes first. In addition, the Laudus Funds retirement policy also requires any independent trustee of the Laudus Funds who also serves as an independent trustee of the Schwab Funds to retire from the Boards of Trustees of the Laudus Funds upon their required retirement date from either the Boards of Trustees of the Laudus Funds or the Schwab Funds, whichever comes first.
[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

Bond is a security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Bond credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

Dividend yield is an expression of a stock’s market value in relationship to its dividend amount as a percentage. It is calculated by dividing the stock’s annual dividends by the market price of the stock.

MSCI EAFE Index® (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. This series approximates the minimum possible dividend reinvestment.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment.

MSCI World® Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed markets equity performance. This series approximates the minimum possible dividend reinvestment.

Price to earnings ratio is the price of a stock divided by its historical earnings per share.

Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.

S&P 500 Index is a market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

Sovereign debt refers to debt issued by a national government within a given country and denominated in a foreign currency.

Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that each fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

Each fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on each fund’s most recent Form N-Q is also available at www.laudus.com.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Laudus Funds® direct investors:  1-800-447-3332

© 2011 Laudus Funds. All rights reserved.

Notes

Notes

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Shareholder Services
1.877.824.5615
www.laudus.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MFR47599-03

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.
(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.
(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.
(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 11(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Mariann Byerwalter, William Hasler and Kiran Patel, each currently serving on its audit committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of each of Ms. Byerwalter, Mr. Hasler and Mr. Patel as an “audit committee financial expert” pursuant to Item 3 of
Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
(a) Below is the aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
     Audit Fees
     2012: $75,884           2011: $64,600

(b) Below is the aggregate fees billed for the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
     Audit-Related Fees
     For services rendered to Registrant:
     2012: $11,696           2011: $11,358
     Nature of these services: Agreed upon services in regards to service provider conversion.
     In the last fiscal year there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below is the aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
     Tax Fees
     For services rendered to Registrant:
     2012: $11,698           2011: $11,358
     Nature of these services: preparation and review of tax returns.
     In last fiscal year there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below is the aggregate fees billed for the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
     All Other Fees
     For services rendered to Registrant:
     2012: $714           2011: $685

Nature of these services:	non-audit services related to the requirements of Section 15(c) of the Investment Company Act of 1940, such as evaluation of the Profitability Analysis System.

     In the last fiscal year there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation
S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed for the last fiscal year by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
     2012: $24,108           2011: $23,401
Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below is the aggregate fees billed for the last fiscal year by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.
     2012: NONE           2011: NONE
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a) Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b) During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.
(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.
(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Laudus Institutional Trust

By	/s/ Marie Chandoha Marie Chandoha
President and Chief Executive Officer

Date:	May 15, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
President and Chief Executive Officer

Date:	May 15, 2012

By:	/s/ George Pereira
George Pereira
Principal Financial Officer

Date:	May 15, 2012